                               Fifth Third Funds
                        Supplement dated April 30, 2001
    to the Institutional Stock and Bond Prospectus dated November 30, 2000.

This Supplement provides updated information regarding the investment advisory fee for the Quality Bond Fund and reorganization of the Fifth Third Funds' investment advisor. Please keep this Supplement and read it together with the Prospectus.

Proposed Increase in Investment Advisory Fee for the Quality Bond Fund

At a meeting held on March 13, 2001, the Board of Trustees of Fifth Third Funds unanimously approved, subject to Shareholder approval, an increase in the Fund's investment advisory fee from 0.55% to 0.60%. Approval of this proposed increase will be submitted to a Shareholder vote. Information regarding the current investment advisory fee for the Quality Bond Fund (the "Fund") appears in the Fee Tables and Expense Examples on pages 27 and 28 of the Institutional Shares Prospectus. It is proposed that the Fund's current investment advisory fee be increased from 0.55% of the Fund's average net assets to 0.60% of the Fund's average net assets. Subject to shareholder approval, the Fee Tables and Expense Examples would be revised as follows:

                                       Fifth Third Quality Bond Fund--Fee Table
                                                         Institutional
Shareholder Fees
(fees paid directly from your investment)
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
purchases
(as a percentage of offering price)                           None
-------------------------------------------------------------------------------
Maximum Sales Charge on Reinvested Dividends                  None
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(as a percentage of original purchase price or
redemption proceeds, as applicable)                           None
-------------------------------------------------------------------------------
Redemption Fee                                                None
-------------------------------------------------------------------------------
Exchange Fee                                                  None
-------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fees/1/                                           0.60%
-------------------------------------------------------------------------------
Distribution/Service (12b-1) Fees                             None
-------------------------------------------------------------------------------
Other Expenses                                               0.29%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses/2/                      0.89%

---------------------------------------------------------
---------------------------------------------------------
/1/Management fees are restated to reflect current fees.
/2/BISYS has agreed to waive the following Distribution (12b-1) Fees and/or
  Administration Fees for the Quality Bond Fund: Institutional shares: 0.09%. Therefore, Total Annual Fund Operating Expenses after fee waivers for the Quality Bond Fund were as follows: Institutional shares: 0.80%. These waivers may be discontinued at any time.

                                                                      IS&B-STCKR

            Shareholder Fees and Fund Expenses

Expense Examples

Use the table below to compare fees and expenses with the fees and expenses of other mutual funds. The table illustrates the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and the above-described change in the Fund's operating expenses based on the proposed increase in investment advisory fee. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.


       Fifth Third Quality    1     3     5     10
       Bond Fund             Year Years Years Years
      ----------------------------------------------

       Institutional Shares  $91  $284  $493  $1,096
      ----------------------------------------------

Reorganization of the Fifth Third Funds' Investment Advisor

On April 30, 2001, Fifth Third Bank reorganized its investment advisory division as Fifth Third Asset Management Inc., a separate, wholly owned subsidiary of Fifth Third Bank. Fifth Third Asset Management Inc. has succeeded Fifth Third as the investment advisor to the Fifth Third Funds. Following the reorganization, the management and investment advisory personnel of Fifth Third Bank that provided investment management services to Fifth Third Funds continued to do so as the personnel of Fifth Third Asset Management Inc.

Under the section entitled "Investment Advisor" on page 35 of the Institutional Stock and Bond Prospectus the first two paragraphs are replaced in their entirety with the following:

Fifth Third Asset Management Inc., 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to all Funds other than Fifth Third Pinnacle Fund. Heartland Capital Management, Inc., 251 North Illinois Street, Suite 300, Indianapolis, Indiana 46204, serves as investment advisor to Fifth Third Pinnacle Fund. Fifth Third Asset Management Inc. is a wholly owned subsidiary of Fifth Third Bank. Heartland Capital Management Inc. is a subsidiary of Fifth Third Bancorp. Morgan Stanley Dean Witter Investment Management Inc. ("MSDW"), 1221 Avenue of the Americas, New York, New York 10020, serves as investment subadvisor to Fifth Third International Equity Fund.

As of March 30, 2001, Fifth Third Asset Management Inc. had approximately $24 billion of assets under management, including approximately $5.6 billion of assets of Fifth Third Funds.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE PROSPECTUS FOR FUTURE REFERENCE.

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